Commitments and Contigencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTIGENCIES

NOTE 14 – COMMITMENTS AND CONTIGENCIES

Lease Obligation

The Company’s subsidiaries lease office spaces under operating leases. Operating lease expense amounted to $233,921, $89,785 and $196,330 for the years ended December 31, 2018, 2017 and 2016.

Future minimum lease payments under non-cancelable operating leases are as follows:

Twelve month ending December 31,
2019	$246,684
2020	223,735
2021	230,926
Total	$701,345

Capital commitments

In 2015, the Company formed a new subsidiary REIT Xinyi together with a 30% noncontrolling interest shareholder Xinyi Transportation and plans to construct a new manufacturing plant on a 206,667 square meters land, to produce concrete cutting machines and eco-friendly bricks for road pavement and building construction use. The plant was fully completed by December 31, 2018.

Contingencies

During the year ended December, 31, 2018, REIT Holdings and REIT Changjiang provided guarantee to a related party, Shexian Ruibo Environmental Science and Technology Co., Ltd. (“Shexian Ruibo”) who obtained financing in an amount of RMB 6 million (approximately $0.87 million) (See Note 15). In the event of any legal claims or lawsuits against REIT Holdings and REIT Changjiang due to this guarantee, Mr. Hengfang Li, the Company’s CEO will unconditionally and personally bear all the expenditures and economic losses arising from assuming the above guarantee or make full compensation. The Company believes that any ultimate liability resulting from the outcome of such proceedings, if there is any, will not have a material adverse effect on the Company’s consolidated financial position or results of operations or liquidity.